UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2014
Date of Report (Date of earliest event reported)

BIO-SOLUTIONS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-147917	90-0557171
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

1250 NE Loop 410, Suite 200, San Antonio, TX 78209
(Address of Principal Executive Offices) (Zip Code)

(210) 268-9409
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 21, 2014, the Company promoted Thomas Metzger PhD, President to Chief Executive Officer and Chief Financial Officer. In addition, Peggy Knight, Executive Vice-President of Marketing was promoted to Chief Marketing Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-SOLUTIONS CORP.

Date: April 21, 2014	By:	/s/ James Hodge
James Hodge, Chairman of the Board of Directors

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